S000002682 [Member] Annual Fund Operating Expenses - UBS Select Treasury Institutional Fund - UBS Select Treasury Institutional Fund	Apr. 30, 2026	[1]
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.18%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.00%	[2]
Expenses (as a percentage of Assets)	0.18%

[1]
The fund invests in securities through an underlying master fund, Treasury Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Treasury Master Fund, including management fees allocated from Treasury Master Fund. Management fees are comprised of investment advisory and administration fees.

[2]
“Other expenses” do not include miscellaneous expenses, such as trustee expenses, which are deducted from the amount the fund pays UBS Asset Management (Americas) LLC (“UBS AM”). These other expenses are expected to be less than 0.01% of the average daily net assets of the fund.